Exhibit 10.5
[Pardus Capital Management Letterhead]
Michael E. Kalogris
Chairman of the Board of Directors
SunCom Wireless Holdings, Inc.
1100 Cassatt Road
Berwyn, PA 19312
May 14, 2007
Dear Mike:
In connection with our participation on the Board of Directors of SunCom Wireless Holdings, Inc. (the “Company”), each of the undersigned, Karim Samii and Joseph Thornton, hereby waive the right to receive any directors’ fees (whether in the form of cash, equity compensation or otherwise) in connection with such participation. Notwithstanding the foregoing, the undersigned, on behalf of themselves, Pardus European Special Opportunities Master Fund L.P., and their respective affiliates, retain the right to receive any reimbursement of expenses in connection with such participation.
This letter shall not be construed to otherwise negatively affect in any manner the rights appurtenant to a position as a director of the Company.

Best regards,
/s/ Karim Samii
Karim Samii

/s/ Joseph Thornton
Joseph Thornton

Acknowledged and agreed:
SunCom Wireless Holdings, Inc.

By:	/s/ Eric Haskell

Name:	Eric Haskell
Title:	Executive Vice President CFO